UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2016

ENPHASE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35480	20-4645388
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1420 N. McDowell Blvd

Petaluma, CA 94954

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (707) 774-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 8, 2016, Jamison J. McJunkin notified management and the Board of Directors (the “Board”) of Enphase Energy, Inc. (the “Company”) of his decision not to stand for re-election at the 2016 Annual Meeting of Stockholders. He plans to step down from the Board upon the expiration of his current term at the 2016 Annual Meeting. Mr. McJunkin’s decision was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENPHASE ENERGY, INC.

Date: March 11, 2016	By:	/s/ Kris Sennesael
Kris Sennesael
Vice President and Chief Financial Officer